UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)     July 13, 2005

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                            0-24393              13-3945947
    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)


3540 West 41st Avenue, Suite 204, Vancouver BC Canada        V6N 3E6
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, Including the area code:      (604) 687-4432


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION
-----------------------

Item 3.02     Unregistered Sales of Equity Securities

     The Company announces a Private Placement of 13,000,000 common shares priced at USD $0.05 per share for a total consideration of USD $650,000 to non-affiliated offshore investors pursuant to the exemption from registration requirements of the Securities Act of 1933 as amended afforded by Regulation S as promulgated by the Act. This private placement was offered on June 15, 2005 and closed on July 13, 2005. Following the closing of this private placement the Company has 36,193,522 common shares issued and outstanding.


Item 9.01     Financial Statements and Exhibits

(c)  Exhibits:

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     AURORA GOLD CORPORATION


Date: July 13, 2005                              by: /s/ A. Cameron Richardson
      -------------                                  -------------------------
                                                         A. Cameron Richardson
                                                         President and Director


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